Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events

25	Subsequent events

a) Repurchase shares program

On January 27, 2022, the Company’s board of directors approved a new share repurchase program. Afya may repurchase up to 1,874,457 of its outstanding Class A common shares in the open market, based on prevailing market prices, or in privately negotiated transactions, beginning on January 27, 2022 until the earlier of the completion of the repurchase or December 31, 2022, depending upon market conditions.

b) Medical schools authorizations

On February 23, 2022, Afya announced that the Secretary of Regulation and Supervision of Higher Education of the Ministry of Education (“MEC”) authorized the operations of the medical schools in Abaetetuba, in the State of Pará, and Itacoatiara, in the State of Amazonas, both under Mais Médicos II program. With the authorizations, Afya reaches its third and fourth authorized schools to start operating under the Mais Medicos II program. Each medical school will contribute with 50 seats.

On March 16, 2022, MEC authorized the operations of the medical schools in Bragança, in the State of Pará, and Manacapuru, in the State of Amazonas, both under Mais Médicos II program. With the authorizations, Afya reaches its third and fourth authorized schools to start operating under the Mais Medicos II program. Each medical school will contribute with 50 seats.

c) Acquisition of Além da Medicina

On February 24, 2022, Afya Brazil announced the acquisition of 100% of the total share capital of Além da Medicina. The deal was closed March 4, 2022.

Além da Medicina is a medical content online platform for physicians and medical students that provides educational tools besides technical medical content that can assist them throughout their careers. Its robust content includes mentoring for residency, soft skills, finance, accounting, and investment basics for physicians.

The aggregate purchase price was R$16.000 paid in cash. An earn-out of up to R$19.200 can be paid related to gross revenue achievements for 2023 and 2024.

The acquisition date fair value of each major class of consideration, including the allocation of the purchase price has not been completed by the Company as of the issuance date of these annual financial statements. The impact on revenue and profit or loss of the combined entity for the current reporting period as if the acquisition date had been as of the beginning of the annual reporting period is not available as the Company did not conclude this acquisition by December 31, 2021. Therefore, these financial statements do not include this information. The transaction costs to date amounted to R$ 211. Any goodwill generated in the transaction is not expected to be deductible for tax purposes.

d) Bertelsmann Explores Increasing Stake in Afya

On March 7, 2022, Afya announced that it was notified that Nicolau Carvalho Esteves and Rosângela de Oliveira Tavares Esteves, or the Esteves family, have made a binding offer to sell 6,000,000 Class B common shares of Afya at the purchase price of US$26.90 per share to an affiliate of Bertelsmann SE& Co. KGaA, or “Bertelsmann”. Bertelsmann’s acceptance of the offer remains subject to due diligence and Bertelsmann board approval.

e) Medical Seats Increase in Centro Universitário São Lucas

On March 18, 2022, Afya announced that MEC authorized the increase of 28 seats of Centro Universitário São Lucas, in Ji-Parana located in the state of Rondônia.

The earn-out related to the seats approval is R$800 per seat, adjusted by the CDI rate from the closing until the payment date, of which: (i) 50% is payable in 30 days, and (ii) 50% is payable in cash in two equal installments through 2024.